SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2000

                          FULLNET COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)


         Oklahoma                     000-27031               73-1473361
         --------                     ----------              ----------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
 incorporation)                                             Identification No.)




                 200 N. Harvey, Suite 1704
                  Oklahoma City, Oklahoma                      73102
         (Address of principal executive offices)            (Zip Code)


                                 (405) 232-0958
                  (Registrant's telephone, including area code)



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         Item 2.  Acquisition or Disposition of Assets.

         On February 29, 2000, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Harvest Communications, Inc., ("Harvest") an Oklahoma corporation, pursuant to which Harvest merged with and into FullNet, Inc., a wholly owned subsidiary of the Registrant. Pursuant to the terms of the Merger Agreement, the Registrant agreed to pay the shareholders of Harvest an aggregate amount of $1,912,500, payable in 537,500 shares of the Registrants Common Stock (valued for purposes of the merger at $3.00 per share), a note payable for $175,000 and $125,000 in cash. The note bears an interest rate of 8% per annum, with the principal and interest thereon payable on the earlier to occur of (a) the closing of any single funding (whether debt or equity) obtained by the Registrant subsequent to the date of the Merger Agreement in an aggregate amount of at least $2,000,000, (b) the closing of any underwritten offering of the Registrant's Common Stock, or (c) March 6, 2001. The Registrant funded the cash portion of the purchase price by bridge financing obtained through a private placement. The consideration that the Registrant agreed to pay was determined through arm's length negotiations taking into account the recurring revenues of Harvest. Prior to the acquisition, Harvest was a customer of Registrant's Internet service provider ("ISP") access services. Harvest is an ISP and offers other communication services. The Registrant intends to expand its ISP and other communications operations in the Enid, Oklahoma area.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired. To be provided by amendment.
         -----------------------------------------

(b)      Pro Forma Financial Information.  To be provided by amendment.
         -------------------------------

(c)      Exhibits.
         ---------

         The following document is filed as part of this Report:

         2.1 Agreement and Plan of Merger Among FullNet Communications, Inc., FullNet, Inc. and Harvest Communications, Inc., and Wallace L. Walcher dated February 29, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FULLNET COMMUNICATIONS, INC.
                                         (Registrant)



Date:     March 9, 2000            By: /s/ Timothy J. Kilkenny
                                           -----------------------
                                           Timothy J. Kilkenny,
                                           President and Chief Executive Officer













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
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                             INDEX TO EXHIBITS

                                                                                 Appears at
                                                                                Sequentially
   Exhibit                                                                        Numbered
   Number                  Description                                             Page
   -------                 -----------                                             ----

    2.1     Agreement and Plan of Merger Among FullNet Communications,  Inc.,       5
            FullNet,  Inc. and Harvest  Communications,  Inc., and Wallace L.
            Walcher dated February 29, 2000.


















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